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                                                                    Exhibit 10.6





                             SHARE PLEDGE AGREEMENT

                                  10 APRIL 2001


                                     BETWEEN

                            PREEM HOLDINGS AB (PUBL)
                                   AS PLEDGOR

                                       AND

                              BANKERS TRUST COMPANY
                                   AS TRUSTEE


                     REGARDING SHARES IN PREEM PETROLEUM AB








                        MANNHEIMER SWARTLING ADVOKATBYRA
                                STOCKHOLM, SWEDEN

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This SHARE PLEDGE AGREEMENT is dated as of 10 April 2001 between:

PREEM HOLDINGS AB (PUBL), reg. no. 556206-9673, (the "PLEDGOR"); and

BANKERS TRUST COMPANY, as trustee on behalf of the Noteholders (as defined below), (the "TRUSTEE").



1.    DEFINITIONS AND INTERPRETATION

1.1   DEFINITIONS

      "AGREEMENT" means this Share Pledge Agreement.

      "BUSINESS DAY" means a day (other than a Saturday or Sunday) which is not a public holiday and on which banks are open for general business in Stockholm.

      "COMPANY" means Preem Petroleum AB, reg. no. 556072-6977.

      "EVENT OF DEFAULT" has the meaning as defined in the Indenture and also includes any breach of this Agreement by the Pledgor.

      "INDENTURE" means the indenture dated as of 10 April 2001 by and between the Pledgor, Deutsche Bank AG London, as principal paying agent, and the Trustee governing the Notes.

      "NOTEHOLDERS" means the holders from time to time of the Notes.

      "NOTES" means the 10-5/8% senior secured notes due 2011 and any additional notes issued under the Indenture.

      "SECURED OBLIGATIONS" means any and all of the Pledgor's present and future obligations to the Trustee and the Noteholders under the Notes and the Indenture.

      "SECURED PARTIES" means the Trustee, on behalf of itself, and the Noteholders, and their successors and assignees from time to time.

      "SECURITY INTEREST" means any mortgage, pledge, lien, charge, assignment by way of security, hypothecation, security interest, title retention (other than in respect of goods purchased in the ordinary course of trading), sale and repurchase or sale and lease-back arrangement or any other agreement or arrangement in each case having the effect of conferring security.

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                                                                            3(2)
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      "SHARES" means (i) all the shares, being 610,258 shares (represented by one share certificate No. 1-610,258), in the capital of the Company, having a nominal value of SEK 1,000 per share and representing one hundred
      (100) per cent of the total number of shares in the Company, and (ii) such new shares that may be issued whether by an increase of the Company's share capital, or a change in the nominal value of the shares.

1.2   INTERPRETATION

1.2.1 A reference in this Agreement or in any other document referred to herein or delivered in connection herewith to a statute or any provision thereof shall refer also to that statute or provision as amended or re-enacted.

1.2.2 A reference in this Agreement or in any other document referred to herein or delivered in connection herewith to an agreement or document shall refer also to such agreement or document as amended, varied or supplemented and shall include all appendices and other attachments.

2.    PLEDGE AND GRANT OF SECURITY

2.1 The Pledgor hereby pledges to the Secured Parties, all of the Pledgor's title to and interest in the Shares as security for the due and punctual performance of the Secured Obligations.

2.2 Subject to the other provisions of this Agreement, the pledge includes all rights which derive from the Shares including, but not limited to, the right to participate in new or bonus issues of shares, the right to participate in issues of convertible debt instruments and other securities and the right to receive dividends whether in cash or in kind.

2.3 The Security Interest created herein shall not be affected in any way by any variation, extension, waiver, compromise or release of any or all of the Secured Obligations, the Indenture or of any security from time to time therefor, or by any change in the laws, rules or regulations of any jurisdiction or by any present or future action of any governmental authority or court amending, varying, reducing or otherwise affecting, or purporting to amend, vary, reduce or otherwise affect, any of the Secured Obligations or the Indenture.

2.4 This pledge shall be in addition to and independent of any other pledge, guarantee, or other security given in respect of the Secured Obligations.

2.5 The Secured Parties are entitled to decide in their own discretion which security interests and in what order such security interests shall be applied towards satisfaction of the Secured Obligations and the Pledgor shall not be entitled to claim any right to any other security given to the Secured Parties.

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                                                                            4(3)
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3.    PERFECTION OF SECURITY

3.1 The Pledgor shall on the date hereof deliver to the Trustee the share certificate evidencing the Shares endorsed in blank. Should any shares in the Company be issued in the future, the Pledgor shall promptly deliver to the Trustee any share certificates evidencing such shares endorsed in blank together with any coupons and other documents pertaining thereto. The Trustee shall hold the share certificates in Sweden on behalf of itself and the Noteholders.

3.2 For as long as no Event of Default has occurred, all dividends declared on or in respect of the Shares and any other payments with respect to the Shares shall be paid to the Pledgor. Following the occurrence of an Event of Default, and for as long as it is continuing, all dividends and any other payments with respect to the Shares shall be paid to the Trustee on behalf of the Secured Parties. Any dividends or other payments with respect to the Shares paid to the Trustee shall become part of the security created herein and be applied towards satisfaction of the Secured Obligations in accordance with Clause 7 of this Agreement.

3.3 The Pledgor shall on the date hereof inform the Company of the pledge and Security Interest over the Shares created hereby in the form attached hereto as SCHEDULE 1 and the Company shall have acknowledged receipt of such notice.

3.4 The Pledgor shall on the date hereof issue to the Trustee on behalf of the Noteholders a separate power of attorney in the form of SCHEDULE 2 giving the Trustee on behalf of the Noteholders the right to participate and vote for the Shares at shareholders' meetings in the Company, provided an Event of Default has occurred and is continuing. The Pledgor shall renew the power of attorney annually or from time to time, at the request of the Trustee, so that it remains continually in effect.

3.5 During the term of this Agreement, and except as provided below, the Pledgor shall have the right to vote for the Shares in a manner not inconsistent with the terms of this Agreement and the Indenture. Upon the occurrence and during the continuance of an Event of Default, the Trustee on behalf of the Noteholders may, at its own option and to the exclusion of the Pledgor, exercise all voting powers under the power of attorney given pursuant to Clause 3.4 hereof, as the Noteholders may direct in accordance with the terms of the Indenture.

3.6 The Trustee shall, when all Secured Obligations have been duly and irrevocably fulfilled and discharged, promptly release the Security Interest created hereby and return the share certificates evidencing the Shares and any outstanding power of attorney to the Pledgor. The Trustee shall promptly notify the Company that the Security Interest over the Shares has been so released. In

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                                                                            5(4)
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      addition, the Trustee shall promptly release the Security Interest created hereby to the extent requested by the Company in connection with any release of Collateral (as such term is defined in the Indenture) meeting the requirements of Section 10.3 and 10.4 of the Indenture.

4.    POWERS OF THE TRUSTEE

      For the purpose of enforcing the security created by this Agreement upo+n the occurrence of an Event of Default, the Pledgor irrevocably authorises and empowers the Trustee, on behalf of the Noteholders, or any nominee or agent designated by the Trustee, without notice to or assent by the Pledgor, to act in its own name or in the name of the Pledgor, and to do all acts and take any steps it deems necessary or appropriate in respect of the Shares or otherwise. The power of attorney set out in this Clause 4 is irrevocable and shall be valid for as long as this Agreement remains in force.

5.    EXERCISE OF SHAREHOLDER RIGHTS

5.1 The Pledgor shall not vote for any resolution authorising an issue of new shares, convertible debt instruments or other securities in the Company unless the Pledgor extends the pledge contained in this Agreement to such issue and perfects such security in accordance with all applicable legal requirements.

5.2 The Pledgor shall not vote for any resolution for the reduction of the Company's share capital (Sw: NEDSATTNING AV AKTIEKAPITAL).

5.3 The Pledgor shall not, without the prior written consent of the Trustee, vote for any resolution for the winding-up (Sw: LIKVIDATION) of the Company, unless the winding-up is required by mandatory legislation, or for any resolution for the commencement of insolvency proceedings (Sw: konkurs), company re-organisation (Sw: FORETAGSREKONSTRUKTION) or other similar proceedings with respect to the Company.

6.    COVENANTS OF THE PLEDGOR

6.1 The Pledgor shall not dispose or attempt to dispose of the Shares or any interest therein, except in accordance with the Indenture.

6.2 The Pledgor shall not create or agree or attempt to create any Security Interest or third party right on or over the Shares or any interest therein other than the Security Interest created through this Agreement.

6.3 The Pledgor shall refrain from any acts, including assertion of any rights under the Articles of Association of the Company, or omissions, the purpose or effect



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                                                                            6(5)
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      of which is or would be that the Shares cease to exist or are encumbered in any way other than as a consequence of or in accordance with this Agreement.

6.4 The Pledgor shall at its own expense, from time to time, including upon reasonable request of the Trustee, do all such acts and execute all such documents as are necessary for giving full effect to this Agreement and securing to the Secured Parties the full benefit of the rights, powers and remedies conferred upon the Secured Parties in this Agreement.

7.    EXERCISE OF REMEDIES AND APPLICATION OF PROCEEDS

7.1 Upon notice being served on the Trustee under Clause 7.5 of the Indenture following the occurrence of an Event of Default and at all times thereafter, so long as the same shall be continuing, the Trustee: (i) shall concurrently serve such notice on the Pledgor, and (ii) may, in its sole discretion and in addition to any other remedies provided herein or by applicable law, sell the Shares or any part thereof publicly or privately, for cash or other consideration, after the Trustee has given the Pledgor ten (10) Business Days' prior written notice of the time and place of any such public sale, or the time after which any such private sale may be made.

7.2 If the Trustee, any of the Secured Parties or any party affiliated with the Trustee or any of the Secured Parties, purchases the Shares or any part thereof at a private sale following an application of Clause 7.1 hereof, an independent valuation agency, appointed by the Stockholm Chamber of Commerce, shall be engaged as an expert to determine the fair market value of the Shares or the part thereof. The Trustee shall procure that any purchaser under this Clause 7.2 hereof shall pay (in cash or other consideration) to the Trustee the difference, if any, between such determined value and the price initially paid by such purchaser for the Shares or the part thereof.

7.3 The Trustee shall not be liable for any loss arising from or in connection with the enforcement of its rights under this Agreement or the sale or disposal of the Shares or any part thereof provided that the Trustee has acted in accordance with the standards set forth in the Indenture.

7.4 All reasonable costs and expenses (including legal fees) incurred by the Trustee or the Secured Parties in connection with the enforcement of the security created by this Agreement shall be borne by the Pledgor and the Pledgor shall indemnify and hold the Trustee and the Secured Parties harmless in respect of such costs and expenses. All costs and expenses shall be included in the Secured Obligations. This indemnity shall survive the termination of this Agreement, and the resignation and removal of the Trustee.


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                                                                            7(6)
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7.5   Chapter 10 of the Swedish Commercial Code (Sw: HANDELSBALKEN) shall not apply to the exercise of the powers of sale as stated in Clause 7.1 hereof.

7.6 All moneys (or other consideration) received by the Trustee, or its designee, in exercise of the rights, powers and remedies under this Agreement or by law shall be applied by the Trustee in discharge of the Secured Obligations in the manner and order determined by the Trustee, in accordance with the terms of the Indenture. When all Secured Obligations have been fully and irrevocably discharged, the surplus (if any) shall be paid to the Pledgor.

8.    REPRESENTATIONS AND WARRANTIES

8.1   The Pledgor represents and warrants that:

      (a) it is a limited liability company, duly incorporated and validly existing under the laws of Sweden, with full power and authority to carry on its business as it is being conducted and to execute and perform all of its obligations under this Agreement and all action required to authorise such execution and performance has been duly taken;

      (b) the execution and performance of this Agreement will not violate any applicable law or regulation or contravene any provision of its Articles of Association or any agreement or arrangement to which the Company or the Pledgor is a party; and

      (c) this Agreement constitutes a legally valid and perfected pledge over the Shares, implying obligations of the Pledgor, enforceable in accordance with its terms.

8.2   The Pledgor further represents and warrants that:

      (a) the Pledgor has full ownership of the Shares and no Security Interest is in existence over the Shares or any part thereof or interest therein, except the Security Interest created hereby;

      (b) the Company is duly incorporated and validly existing under the laws of Sweden as a limited liability company;

      (c) the Shares have been duly authorised, validly issued and fully paid and constitute one hundred (100) per cent of the Company's issued share capital and no coupons or other documents pertaining to the Shares exist;

      (d) neither the Pledgor nor the Company has issued, granted or entered into any outstanding options, warrants or other rights of any kind, the


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                                                                            8(7)
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            content of which includes a right to acquire, or an obligation to issue, shares or other equity interests in the Company; and

      (e) the Company has not taken any action nor have any steps been taken or legal proceedings been started or threatened against it for its winding-up (Sw: LIKVIDATION) or re-organisation (Sw:
            FORETAGSREKONSTRUKTION) or for the commencement of insolvency proceedings (Sw: KONKURS), appointment of a liquidator, administrator or similar officer of it or of any part of its assets.

9.    MISCELLANEOUS

9.1 The Trustee and any Secured Party may assign its rights and obligations hereunder without the consent of the Pledgor, in accordance with the Indenture. The Pledgor shall take all reasonable action necessary to preserve the Security Interest created hereunder in connection with any such assignment.

9.2 No delay or omission in exercising any powers or privileges hereunder shall be construed as a waiver thereof. Any exercise of any part of the rights shall not preclude subsequent enforcement of any such rights which have not, or have not fully, been exercised.

9.3 No amendment to this Agreement shall be effective against any party unless made in writing and signed by such party hereto.

10.   LIMITATION OF THE TRUSTEE'S AND THE SECURED PARTIES' LIABILITY

10.1 Neither the Trustee nor any of the Secured Parties shall be held responsible for any damage arising out of any Swedish or foreign legal enactment, or any measure taken by a Swedish or foreign public authority, or war, strike, lockout, boycott, blockade or any other similar circumstance. The reservation in respect of strikes, lockouts, boycotts and blockades applies even if the Trustee or any Secured Party itself takes such measures, or is subject to such measures.

10.2 Neither the Trustee nor any of the Secured Parties shall incur any liability to the Pledgor pursuant to this Agreement provided that the Trustee has acted in accordance with the standards set forth in the Indenture. The Trustee and the Secured Parties shall not in any case be held responsible for any indirect or consequential damage.

10.3 Should an obstacle described in Clause 10.1 hereof arise which prevents the Trustee and/or the Secured Parties from taking any action required to comply with this Agreement, such action may be postponed until the obstacle has been removed.

10.4 The rights and duties of the Trustee are subject to the terms of the Indenture and in case of any discrepancy between the terms of this Agreement and the Indenture, the Indenture shall prevail.


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                                                                            9(8)
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11.   NOTICES

11.1 All notices or other communications under or in connection with this Agreement shall be in the English language and be given by letter or by telefax (and, in the case of telefax, confirmed by letter). Any such notice will be deemed to be given as follows:

      (a) if by letter, when delivered to the address notified in accordance with Clause 11.3 hereof; and

      (b)   if by telefax, when received.

11.2 Any notice received on a non-working day or after business hours in the place of receipt will only be deemed to be given on the next working day in that place.

11.3 The address and telefax number of each party for all notices under or in connection with this Agreement are:

      The Pledgor:             Preem Holdings AB (publ)
                               Attention: Richard Ohman
                               Biblioteksgatan 29
                               P.O. Box 5785
                               SE-114 87 Stockholm
                               Sweden
                               Telephone: +46 8 614 13 00
                               Telefax: +46 8 614 13 14

       The Trustee:            Bankers Trust Company
                               Four Albany Street
                               Corporate Trust and Agency Services
                               New York, NY 10006
                               USA
                               Attention: Carol Ng
                               Telephone: +1 212 250 61 47
                               Telefax: +1 212 250 09 33

      or any other address notified by one party to the other parties by not less than five (5) Business Days' notice.

12.   GOVERNING LAW AND JURISDICTION

12.1 This Agreement shall be governed by and construed in accordance with Swedish law.

12.2 The Pledgor submits to the non-exclusive jurisdiction of the courts of Sweden in relation to any matter arising out of or in connection with this Agreement. The City Court of Stockholm shall be court of first instance. Nothing herein shall require the Trustee to consent to venue or submit to the jurisdiction of non-US courts.

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                                                                           10(9)
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IN WITNESS WHEREOF, this Agreement has been signed in two (2) originals, of which the parties have received one each.


BANKERS TRUST COMPANY


/s/ Aileen McCormack               /s/ C.A. Morris
-------------------------          ------------------------
Name: Aileen McCormack             Name: C.A. Morris


PREEM HOLDINGS AB (publ)


/s/ Karim Karaman                  /s/ Richard Ohman
-------------------------          ------------------------
Name: Karim Karaman                Name: Richard Ohman





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                                                                            1(1)
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                                                                      SCHEDULE 1



To:  Preem Petroleum AB
     Attention: [TITLE]



NOTIFICATION OF PLEDGE OF SHARES

This is to notify you that pursuant to a pledge agreement dated 10 April 2001 (the "PLEDGE AGREEMENT") between Preem Holdings AB (publ) (the "PLEDGOR") and Bankers Trust Company, as Trustee, on behalf of itself and on behalf of the Noteholders (the "TRUSTEE"), the Pledgor has pledged 610,258 shares, in the capital of Preem Petroleum AB (the "COMPANY") and such new shares as may be issued following an increase or other change of the Company's share capital (the "SHARES") to the Secured Parties, which are represented by the Trustee, as security for the Secured Obligations. Capitalised terms not defined herein shall have the meanings ascribed to them in the Pledge Agreement.

The pledge includes all rights derived from the Shares, including, but not limited to, the right to participate in new or bonus issues of shares, the right to participate in issues of convertible debt instruments and other securities, and the right to receive dividends whether in cash or in kind. Any dividend shall be paid to the Pledgor until other instructions are given by the Trustee, subject to the terms of the Pledge Agreement.

The Pledgor has by way of power of attorney empowered any person duly appointed by the Trustee to attend all general meetings of the shareholders of the Company as the Pledgor's representative and to vote at such general meeting for all shares owned by the Pledgor, provided an Event of Default under the Indenture or the Pledge Agreement has occurred and is continuing. The power of attorney is irrevocable and will, when the Trustee certifies to you that an Event of Default under the Indenture or the Pledge Agreement has occurred and is continuing, exclude the Pledgor from exercising the voting rights at the general meeting of shareholders in the Company.

Please acknowledge receipt of this letter by signing in the space provided below and returning a copy of this letter to each of the Pledgor and the Trustee.



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                                                                            2(2)
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Date: [DATE]

PREEM HOLDINGS AB (publ)


----------------------------                      --------------------------
Name:                                             Name:

                             ----------------------


We hereby acknowledge receipt of the above notification of pledge of shares and confirm that the pledge has been noted in the share register. We further confirm that we have not prior to the date hereof been notified of any pledge over the Shares.


Date: [DATE]

PREEM PETROLEUM AB


----------------------------                      --------------------------
Name:                                             Name:


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                                                                            1(1)
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                                                                      SCHEDULE 2



                                POWER OF ATTORNEY



This power of attorney is issued pursuant to a pledge agreement dated 10 April 2001 (the "PLEDGE AGREEMENT") between Preem Holdings AB (publ) (the "PLEDGOR") and Bankers Trust Company (the "TRUSTEE") on behalf of certain Noteholders (as defined in the Pledge Agreement).

The Pledgor hereby empowers any person duly appointed by the Trustee to attend all general meetings of the shareholders in Preem Petroleum AB, reg. no. 556072-6977, (the "COMPANY") and to vote at such general meetings for all shares in the Company owned by the Pledgor, provided that the Trustee certifies to the Company that an Event of Default under the Indenture or the Pledge Agreement has occurred and is continuing.

This power of attorney is irrevocable and will, when the Trustee certifies that a Event of Default under the Pledge Agreement has occurred and is continuing, exclude the Pledgor from exercising the voting rights at the general meeting of shareholders of the Company. This power of attorney may not be used prior to the time of such certification.

This power of attorney shall in all respects be governed by and construed in accordance with the laws of Sweden.

This power of attorney becomes effective on the date it is signed by the Pledgor and it shall remain in force for one year from such date.


Date: [DATE]

PREEM HOLDINGS AB (publ)


-----------------------                      ---------------------
Name:                                        Name: